SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
   CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
    CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On October 28, 2004, Paul M. Limbert, President and Chief Executive Officer of WesBanco, Inc. made a presentation at the 33rd Annual Investment Seminar, organized by WesBanco’s Trust & Investment Services division, held on October 28, 2004 at the Oglebay Resort & Conference Center in Wheeling, WV.

The slide presentation given at this conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "'filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits: 99.1 - Presentation given on October 28, 2004.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

October 28, 2004	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President & Chief
Financial Officer